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                                                                   EXHIBIT 10.11



                                    GUARANTY

                                August 21, 1998

The CIT Group/Credit Finance, Inc.
10 South LaSalle Street
Chicago, Illinois 60603

         Re:     Tri-Star Airline Services, Inc., Pride Aviation, Inc., Casper
                    Air Service, Inc., Aero Design, Inc. and Pride Aviation Portland, Inc. (collectively, "Borrower")

Ladies and Gentlemen:

         Reference is made to the financing arrangements between The CIT Group/Credit Finance, Inc. ("Lender") located at 10 South La Salle Street, Chicago, Illinois 60603 and Borrower, pursuant to which Lender may extend loans, advances and other financial accommodations to Borrower as set forth in the Loan and Security Agreement of even date herewith between Borrower and Lender, and various other agreements, documents and instruments now or at any time executed and/or delivered in connection therewith or otherwise related thereto, including, but not limited to, this Guaranty (all of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

         Because of the close business and financial relationships between Borrower and the undersigned ("Guarantor"), in consideration of the benefits which will accrue to Guarantor, and as an inducement for and in consideration of Lender at any time providing or extending loans, advances and other financial accommodations to Borrower, whether pursuant to the Financing Agreements or otherwise, Guarantor hereby, irrevocably and unconditionally, (a) guarantees and agrees to be liable for the prompt indefeasible and full payment and performance of all revolving loans, term loans, letters of credit, bankers' acceptances, merchandise purchase guaranties or other guaranties or indemnities for Borrower's accounts and all other obligations, liabilities and indebtedness of every kind, nature or description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under any of the Financing Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Financing Agreements or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or howsoever acquired by Lender including from any other entity outright, conditionally or as collateral
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security, by assignment, merger with any other entity, participation or interests of Lender in the obligations of Borrower to others, assumption, operation of law, subrogation or otherwise and (b) agrees to pay to Lender on demand the amount of all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's obligations, liabilities and indebtedness as aforesaid to Lender, Lender's rights in any collateral or under this Guaranty and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationship between Borrower and Lender, Guarantor and Lender, or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Financing Agreements or after the commencement of any case with respect to Borrower, Guarantor or any other Obligor under the United States Bankruptcy Code or any similar statute (all of which being collectively referred to herein as the "Guaranteed Obligations").

         Notice of acceptance of this Guaranty, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Borrower, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or Guarantor are or may be entitled are hereby waived. Guarantor also waives notice of, and hereby consents to, (i) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations or to the Financing Agreements and any collateral, and the guarantee made herein shall apply to the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased,
(ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of Borrower or any other party at any time liable for or in respect of the Guaranteed Obligations (individually and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against Borrower, Guarantor or any other Obligor or any collateral, and (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any Guaranteed Obligations. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

         This Guaranty is a guaranty of payment and not of collection. Guarantor agrees that Lender need not attempt to collect any Guaranteed Obligations from Borrower or any other Obligor or to realize upon any collateral, but may require Guarantor to make immediate payment of the Guaranteed Obligations to Lender when due or at any time thereafter. Lender may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower or Guarantor) and in such order as Lender may elect, whether or not then due.

         No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or Financing Agreements shall affect, impair or be a defense to this Guaranty, nor shall any other circumstance which might otherwise constitute a defense available to, or legal

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or equitable discharge of Borrower in respect of any of the Guaranteed
Obligations or Guarantor in respect of this Guaranty, affect, impair or be a defense to this Guaranty. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral for the Guaranteed Obligations or any delay by Lender in perfecting any such lien or security interest.

         This Guaranty is absolute, unconditional and continuing. Payment by Guarantor shall be made to Lender at its office from time to time on demand as Guaranteed Obligations become due. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which Borrower or any other Obligor is sued or in separate actions.

         Upon the Guarantor acquiring a majority interest in any entity, Guarantor agrees that such entity will become a guarantor of all the obligations thereunder, and will grant to Lender a first priority security interest in collateral of the type pledged by Borrower, all pursuant to instruments, documents and agreements satisfactory in form and substance to Lender.

         Payment of all amounts now or hereafter owed to Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and is hereby assigned to Lender as security therefor. Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrower, any collateral for the Guaranteed Obligations or other assets of Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to Lender by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor, Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

         All sums at any time owed by Lender to Guarantor or to the credit of Guarantor and any property of Guarantor on which Lender at any time has a lien or security interest or of which Lender at any time has possession, shall secure payment and performance of all Guaranteed Obligations and all other obligations of Guarantor to Lender however arising.

         In case proceedings are instituted by or against Borrower or Guarantor or any other Obligor, in bankruptcy or insolvency, or for reorganization, arrangement, receivership, or the like, or if Borrower or Guarantor or any other Obligor calls a meeting of creditors or makes any assignment for the benefit of creditors, or upon the occurrence of any event which constitutes a default or event of default under the Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature, even if the liability of Borrower or any other Obligor therefor does not.


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         Upon an Event of Default (as defined in the Loan Agreement) under the
Loan Agreement, Guarantor shall be bound by the negative covenants thereunder to the same extent as if Guarantor were a party to the Loan Agreement.

         Guarantor shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice by certified mail, but the giving of such notice shall not relieve Guarantor from liability for any Guaranteed Obligations incurred before termination or for post-termination collection expenses and interest pertaining to any Guaranteed Obligations arising before termination.

         Guarantor agrees that this Guaranty shall remain in full force and effect or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or otherwise restored by Lender to Borrower or to any other person who made such payment, or to the creditors or creditors' representative of Borrower or such other person.

         Lender's books and records showing the accounts between Lender and Borrower shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth, and any written statements rendered by Lender to Borrower, to the extent to which no written objection is made within sixty (60) days after the date thereof, shall be considered correct and be binding on Guarantor as an account stated for purposes of this Guaranty.

         No delay on Lender's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Lender's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on Lender's behalf, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Lender's rights or the obligations of Guarantor to Lender in any other respect at any other time.

         This Guaranty is binding upon Guarantor, its successors and assigns and shall benefit Lender and its successors, endorsees, transferees and assigns. All references to Borrower and Lender herein shall include their respective successors and assigns. This instrument shall be governed by, and construed and interpreted in accordance with, the laws of the state in which the office of Lender set forth above is located.

         Guarantor and Lender waive all rights to trial by jury in any action or proceeding instituted by either of them against the other which pertains directly or indirectly to this Guaranty, any alleged tortious conduct by Guarantor or Lender, or, in any way, directly or indirectly, arising out of or related to the relationship between Guarantor and Lender or Borrower and Lender. In no event will Lender be liable for lost profits or other special or consequential damages.

         Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Lender with respect

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to this Guaranty or any matter arising herefrom or relating hereto, except compulsory counterclaims.

         Guarantor hereby irrevocably submits and consents to the non-exclusive jurisdiction of the state and federal courts located in the state in which the office of Lender designated above is located with respect to any action or proceeding arising out of this Guaranty or any matter arising herefrom or relating hereto. Any such action or proceeding commenced by Guarantor against Lender will be litigated only in a federal court located in the district, or a state court in the state and county, in which the office of Lender set forth above is located.

         IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the day and year first above written.

                                         AVIATION GROUP, INC.

                                         By: /s/ LEE SANDERS
                                            ------------------------------------
                                         Name: Lee Sanders
                                              ----------------------------------
                                         Title: Chairman of the Board
                                               ---------------------------------


                                                  Address:

                                         700 N. Pearl St., Suite 2170
                                         ---------------------------------------
                                         Dallas, Texas  75201
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